INVESTOR PRESENTATION
First Quarter, 2014

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are
“forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,”
“anticipate,” “estimate,” “continue,” or similar words. For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of
The Bancorp, Inc.’s Form 10-K. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
FORWARD LOOKING STATEMENTS

• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
PLANNING FOR GROWTH WITH SAFETY AND SOUNDNESS

PLANNING FOR GROWTH

Sources: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent,
Bank of America, comScore, Nielsen Mobile, Wall Street Journal, AlixPartners

BUSINESS MODEL: A DISTINCT BUSINESS STRATEGY(1)

Assets                Deposits
Securities Portfolio
Primarily highly rated government
obligations
• Interest Income
Government Guaranteed
Lending (GGL)
Includes loans to franchisees; many of
which have a 75% guaranteed by U.S.
government
• Interest Income
(1) For the above presentation, revenue for asset-generating departments includes all revenue from the assets they
 fund with deposits they generate. It also includes half
 the revenue on assets they generate but do not fund.
 The other half of that revenue is allocated to deposit-
 producing departments. The revenue shown was
 generated in the first quarter of 2014 with the exception of segments marked 2010, which represent full year 2010.
Commercial Mortgage-Backed
Securities (CMBS)
Commercial Loan Sales
• Non-Interest Income
• Interest Income
Leasing
Automobile Fleet Leasing
• Interest Income
• Non-Interest Income
Community Bank
Traditional Community Banking Products
• Interest Income
• Deposits
• Non-Interest Income
Prepaid Cards
Open Loop Prepaid Cards
• Deposits
• Non-Interest Income
Healthcare
Health Savings Accounts and
Flexible Spending Accounts
• Deposits
• Non-Interest Income
Payment Acceptance
Credit, Debit Card, and ACH Processing
• Deposits
• Non-Interest Income
Institutional Banking
Deposits and Loans for Clients
of Wealth Firms
• Interest Income
• Deposits
• Non-Interest Income
REVENUE
2010 Prepaid
Cards: 30%
2010 Community
Bank: 40%

REVENUE COMPOSITION

Post Provision Income (1)
(1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities. For reconciliation detail, please see Appendix
(2) Compound annual growth rate is calculated for the years 2010 through 2013
$

PREPAID GROSS DOLLAR VOLUME (GDV)(1) AND CARDHOLDER GROWTH(2)

(1) Gross Dollar Volume (GDV) is the total  amount spent on all cards outstanding within a given period.
 The bar graph represents the gross dollar volume for the period segmented by the program contract date
(2) Number of active cards as of year-end 2010 through 2013 and quarter-end for the first quarter of the years
 2013 and 2014
(3) Compound annual growth rate is calculated for the years 2010 through 2013
$
$27,216,931
$6,285,271
$13,311,376

NON-INTEREST INCOME-GENERATING STRATEGIES:
GROWTH AND SUSTAINABILITY

(1)Compound annual growth rate is calculated for the years 2010 through 2013
(2)Excludes gains on investment securities
27% Increase
$
(2)
12%
-35%
50%
14%
117%
152%
-19%

SCALABLE BUSINESS MODEL:
NON-INTEREST INCOME / NON-INTEREST EXPENSE

(1) Compound annual growth rate is calculated for the years 2010 through 2013
(2) Excludes gains on investment securities and nonrecurring expenses; 2011 includes a one-time gain of $718,000 related to a legal settlement
(3) Peers are comprised of insured commercial banks having assets greater than $3 billion; Data Source: Uniform Bank Performance Report
(3)

COMPRESSED INTEREST RATE ENVIRONMENT:
NET INTEREST INCOME GENERATORS

(2)
$
 (1) Compound annual growth rate is calculated for the years 2010 through 2013
 (2) Other is comprised of net interest income produced by the following areas: Investment Securities, Leasing, Government Guaranteed Lending, Institutional Banking,
 and CMBS.

OPERATING LEVERAGE: ADJUSTED OPERATING EARNINGS

(1) Compound annual growth rate is calculated for the first quarters of 2010 through 2014
$

AS WITH FUNDING, THE BANCORP EMPLOYS A MULTI-CHANNEL GROWTH STRATEGY FOR ASSET ORIGINATION.
CATEGORY	Q1 2014 BALANCE	Q1 2013 BALANCE	Q1 2014 AVG. YIELD
	(in thousands)
Investment Securities	$1,508,857	$943,717	2.36%
Institutional Banking	332,563	253,121	2.65%
Leasing	181,007	157,508	6.78%
Government Guaranteed Lending	167,628	120,902	4.57%
Community Bank	1,381,199	1,408,957	3.97%
CMBS	203,631	28,402	3.78%
PRIMARY ASSET-GENERATING STRATEGIES: BUSINESS LINE OVERVIEW
• Investment Securities
 – High credit quality tax exempt municipal obligations
 – U.S. Government agency securities and other highly rated mortgage-backed securities
 – Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists
• Institutional Banking
 – 15 affinity groups, managing & administering $2.7 trillion in assets
 • SEI Investments, Legg Mason, AssetMark Trust Company, Franklin Templeton
 – Generates securities-backed and other loans
• Leasing
 – Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 30.7% of portfolio leased by local, state, and federal government agencies
• Government Guaranteed Lending
 – Loans from $150,000 to $5.0 million including loans to franchisees such as
 UPS Stores, Massage Envy, FASTSIGNS and Save a Lot, many of which have a 75% guaranty by the U.S. Small Business Administration
 – Approved Franchise and Medical Guidance lines of over $390 million
• Community Bank
 – Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington banking market
• CMBS
 – Loans which are generated for sale into CMBS markets that are held until their quarterly sale

ASSET QUALITY OVERVIEW

Reserves/Loans

(1) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity).
 TBBK computed with consolidated capital. Sources: SNL Financial; FDIC Call Reports

PRIMARY DEPOSIT-GENERATING STRATEGIES: BUSINESS LINE OVERVIEW
CATEGORY	Q1 2014 BALANCE (in thousands)	Q1 2014 AVG. COST
Prepaid Cards	$1,846,967	0.02%
Institutional Banking	1,055,146	0.39%
Payment Acceptance	387,127	0.74%
Healthcare	442,560	0.51%
Community Bank	389,712	0.24%
Discontinued Business Line	125,696	0.21%
Total Deposits: $4.3 billion
Average Cost: 0.23%
(Aggregate US Banks Average Cost: 0.39%)(1)
(1) Aggregate US Banks data as of December 2013

DEPOSIT-GENERATING STRATEGIES: STICKY AND LONG-TERM

 (1) Percentages shown reflect data as of the end of the first quarter of 2014
 (2) Contracts associated with 100% of deposits in this segment are structured with an automatic renewal
The Bancorp has long-term,
often exclusive agreements
in place with its private label
banking partners.
(2)

• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
PLANNING FOR GROWTH WITH SAFETY AND SOUNDNESS

APPENDIX

Capital Ratios and Selected Financial Data
	As of or for the three months ended March 31, 2014 (dollars in thousands)	As of or for the three months ended March 31, 2013 (dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	7.79%	8.38%
Tier 1 capital to average assets	7.39%	8.26%
Tier 1 capital to total risk-weighted assets	13.01%	15.52%
Total capital to total risk-weighted assets	14.26%	16.78%
Allowance for loan and lease losses to total loans	2.27%	1.77%
Tangible common equity	7.65%	8.23%

Balance Sheet Data:
Total assets	$ 4,699,623	$ 4,132,095
Total loans, net of unearned costs (fees)	2,044,004	1,968,890
Allowance for loan and lease losses	46,409	34,883
Total cash and cash equivalents	836,609	1,139,156
Total investments	1,508,857	943,717
Deposits	4,247,208	3,712,985
Short-term borrowings	-	-
Shareholders’ equity	366,170	346,076

Selected Ratios:
Return on average assets	0.02%	0.72%
Return on average common equity	0.33%	8.83%
Net interest margin	2.30%	2.25%
Book value per share	$ 9.71	$ 9.27

Current Loan Portfolio and Asset Quality Overview at 3/31/2014
Category (dollars in thousands)	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q1 2014 Quarterly Charge-offs (net)
Commercial	$489,574	24%	$21,901	1.08%	$9,504	$401	$ -	$ (2,098)
Commercial mortgage	610,990	30%	5,250	0.26%	9,437	-	-	(2,124)
Construction	283,928	14%	13,770	0.68%	8,822	912	-	(4,629)
Leasing	181,007	9%	-	0.00%	-	3,042	189	-
Residential mortgage	95,397	5%	1,175	0.06%	-	-	-	(108)
Securities backed loans and other	383,108	18%	2,605	0.13%	-	1	-	(114)
Total	$2,044,004	100%	$44,701	2.21%	$27,763	$4,356	$189	$(9,073)

Post Provision Income Reconciliation
 (1) 2011 includes a one-time gain of $718,000 related to a legal settlement
 (2) Non-Interest income excluding gains on sales on investment securities and other than temporary impairment on securities
Category (dollars in millions)	2010	2011 (1)	2012	2013	Q1 2013	Q1 2014
Interest Income	$82.7	$88.4	$96.8	$106.6	$25.4	$29.5
Interest Expense	(14.5)	(12.0)	(11.4)	(10.8)	(2.7)	(2.9)
Net Interest Income	68.2	76.4	85.4	95.8	22.7	26.6
Provision for Loan and Lease Losses	(19.3)	(21.5)	(22.4)	(29.5)	(5.5)	(17.3)
Net Interest Income Post Provision	48.9	54.9	63	66.3	17.2	9.3
Non-Interest Income (2)	19.5	29.8	49.1	81.5	18.9	23.9
Post Provision Income	$68.4	$84.7	$112.1	$147.8	$36.1	$33.2

APPENDIX

Adjusted Operating Earnings Reconciliation[1]

Category *(dollars in thousands)*	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Net income (loss) available to common shareholders	$298	$7,324	$4,788	$5,592	$7,406	$5,237	$3,561	$3,854	$3,972	$3,288	$2,282	$660	$2,688	$2,041	$588	$407	($4,056)
Preferred stock dividend and accretion	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	6,242
Income tax expense	168	4,098	2,034	3,262	4,431	1,622	1,795	2,150	2,227	1,382	1,209	289	1,431	946	156	197	1,233
Gain on sales of investment securities	(241)	(1,104)	(42)	(476)	(267)	(554)	(107)	-	-	(136)	(20)	(603)	-	14	(2)	(469)	(750)
Other than temporary impairment in securities	-	-	-	-	20	76	-	126	-	-	-	-	75	-	135	-	-
Loss on other real estate owned	62	(8)	403	815	251	103	533	421	1,451	-	64	439	52	-	22	-	-
Provision for loan and lease losses	17,300	6,500	8,000	9,500	5,500	7,391	5,540	4,287	5,220	4,844	5,019	6,963	4,672	4,212	5,219	5,806	4,148
Core operating earnings	**$17,587**	**$16,810**	**$15,183**	**$18,693**	**$17,341**	**$13,875**	**$11,322**	**$10,838**	**$12,870**	**$9,378**	**$8,554**	**$7,748**	**$8,918**	**$7,213**	**$6,118**	**$5,941**	**$6,817**

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses. Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain non-recurring items. Other companies may calculate adjusted operating earnings differently. Although this non-GAAP financial measure is intended to enhance investors' understanding of Bancorp's business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

The Bancorp

21

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